SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 14, 1997
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                                GALOOB TOYS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                        333-34571                  94-1716574
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(State or Other                   (Commission              (I.R.S. Employer
  Jurisdiction                    File Number)            Identification No.)
of Incorporation)


           500 FORBES BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
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               (Address of Principal Executive Offices) (Zip Code)


                                 (415) 952-1678
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

      On October 14, 1997, Galoob Toys, Inc., a Delaware corporation (the "Company"), and Lucas Licensing Ltd., a California corporation ("Licensor"), entered into a Toy License Agreement (the "License Agreement") pursuant to which, on the terms and subject to the conditions set forth therein, the Licensor will grant a worldwide license to the Company to manufacture, distribute and sell small scale figures, vehicles, play-sets and accessories for the next three Star Wars movies.

      On the same date, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

      (a)   Financial Statements of Businesses Acquired

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.


      (c)   Exhibits

            99.1 Press Release, dated October 14, 1997.






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
                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GALOOB TOYS, INC.

Date: October 15, 1997              By: /s/ Mark D. Goldman
                                        ------------------------------
                                        Name: Mark D. Goldman
                                        Title:  President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX


Exhibit No.
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   99.1        Press Release, dated October 14, 1997.